UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! DELL TECHNOLOGIES INC. 2026 Annual Meeting Submit Your Proxy by June 24, 2026 11:59 p.m. Eastern Time (10:59 p.m. Central Time) DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682 V94600-P46190-Z92058 You invested in DELL TECHNOLOGIES INC. and it’s time to vote or submit your proxy! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2026. Get informed before you vote or submit your proxy View the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the proxy materials by requesting them prior to June 11, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless you request the materials, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 25,2026 vote without entering a 12:00 p.m. Central Time control number Virtually at: www.virtualshareholdermeeting.com/DELL2026 *Please check the proxy materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A BALLOT You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see previous page). We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy or attending the meeting and voting. A complete list of stockholders entitled to vote at the annual meeting is available to any stockholder for examination online during the annual meeting. To access it during the meeting, visit www.virtualshareholdermeeting.com/DELL2026 and enter the control number printed in the box labeled “Control #” (located on the previous page). See the previous page to obtain proxy materials and instructions for submitting your proxy or attending the meeting and voting. Board Voting Items Recommends 1. Election of Group I Directors Nominees: 01) Michael S. Dell 05) William D. Green For 02) David W. Dorman 06) Ellen J. Kullman 03) Egon Durban 07) Steven M. Mollenkopf 04) David Grain Election of Group IV Director Nominee: 08) Lynn Vojvodich Radakovich 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.’s independent registered For public accounting firm for the fiscal year ending January 29, 2027 3. Approval, on a non-binding, advisory basis, of the compensation of Dell Technologies Inc.’s named executive officers For as disclosed in the proxy statement 4. Approval of the Redomestication Proposal providing for the redomestication of Dell Technologies Inc. from Delaware For to Texas by conversion as disclosed in the proxy statement NOTE: In addition, stockholders will consider and take action upon any other business that may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V94601-P46190-Z92058